UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2024

Angel Oak Mortgage REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-40495	37-1892154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3344 Peachtree Road Northeast, Suite 1725, Atlanta, Georgia 30326

(Address of Principal Executive Offices and Zip Code)

(404) 953-4900
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	AOMR	New York Stock Exchange
9.500% Senior Notes due 2029	AOMN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On August 8, 2024, Angel Oak Mortgage REIT, Inc. (the “Company”), Angel Oak Mortgage Operating Partnership, LP, and Falcons I, LLC entered into an At Market Issuance Sales Agreement (the “Sales Agreement”) with B. Riley Securities, Inc., BTIG, LLC, Piper Sandler & Co., RBC Capital Markets, LLC and Wells Fargo Securities, LLC (each, an “Agent” and collectively, the “Agents”) to sell from time to time, through an “at the market” equity offering program under which the Agents will act as sales agent and/or principal, shares of the Company’s common stock, par value $0.01 per share, having an aggregate gross sales price of up to $75,000,000 (the “Shares”).

Subject to the terms and conditions of the Sales Agreement, each of the Agents will use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of the New York Stock Exchange (the “NYSE”) to sell the Shares as directed by the Company. The sales, if any, of the Shares made under the Sales Agreement may be made by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the NYSE, sales made by means of ordinary brokers’ transactions, or sales made to or through a market maker other than on an exchange or through an electronic communications network. In addition, Shares may be offered and sold by such other methods, including block transactions and privately negotiated transactions, as the Company and the Agents may agree.

The Sales Agreement provides that each Agent will be entitled to compensation equal to 2.0% of the gross sales price per Share for any Shares sold through it as sales agent under the Sales Agreement. Under the terms of the Sales Agreement, the Company may also sell Shares to the Agents as principal at prices agreed upon at the time of sale. The Company has no obligation to sell any of the Shares under the Sales Agreement, and may at any time suspend solicitation and offers under the Sales Agreement upon proper notice to the Agents.

The Shares are being offered and sold pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission (the “Commission”) on Form S-3 (Registration Nos. 333-280531 and 333-280531-01), a base prospectus, dated July 9, 2024, and a prospectus supplement, dated August 8, 2024, filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

The foregoing description of the Sales Agreement is qualified in its entirety by reference to the Sales Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
1.1	At Market Issuance Sales Agreement, dated August 8, 2024, by and among Angel Oak Mortgage REIT, Inc., Angel Oak Mortgage Operating Partnership, LP, Falcons I, LLC, B. Riley Securities, Inc., BTIG, LLC, Piper Sandler & Co., RBC Capital Markets, LLC and Wells Fargo Securities, LLC

5.1	Opinion of Venable LLP as to the legality of the Shares

23.1	Consent of Venable LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	August 8, 2024	ANGEL OAK MORTGAGE REIT, INC.

		By:	/s/ Brandon Filson
		Name:	Brandon Filson
		Title:	Chief Financial Officer and Treasurer